UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       January 29, 2007 (January 29, 2007)


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-23340                  51-0332317
        --------                     -------                  ----------
    (State or other                (Commission              (IRS Employer
      jurisdiction                 File Number)          Identification Number)
   of incorporation)


   105 Westpark Drive, Suite 200, Brentwood, Tennessee           37027
   ---------------------------------------------------           -----
         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     America Service Group Inc. (the "Company") announced today that its wholly owned subsidiary, Prison Health Services ("PHS") has entered into a new contract with the Vermont Department of Corrections (the "VDOC") for the provision of medical services to approximately 1,700 inmates in eight correctional facilities across the state. The new contract commenced on January 29, 2007 upon the expiration of PHS' current contract with the VDOC.

     A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits.

               99.1    Press Release dated January 29, 2007

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICA SERVICE GROUP INC.



Date: January 29, 2007                   By: /s/ Michael W. Taylor
                                             -----------------------------------
                                             Michael W. Taylor
                                             Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
------         -----------------------

99.1           Press release dated January 29, 2007.